Graubard Miller

The Chrysler Building

405 Lexington Avenue

NEW YORK, N.Y. 10174-1901

(212) 818-8800

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(212) 818-8881	(212) 818-8880
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nscooler@graubard.com

May 2, 2007

Mr. John Reynolds

Assistant Director

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Ithaka Acquisition Corp.

Preliminary Proxy Statement

Amendment 1 Filed March 20, 2007

File No. 000-51362

Dear Mr. Reynolds:

On behalf of Ithaka Acquisition Corp. (the “Company” or “Ithaka”), we respond as follows to the Staff’s comment letter dated April 25, 2007 to the above-captioned Preliminary Proxy Statement. Page references in our responses correspond to the proxy statement, a copy of which has been marked to note the changes from the prior filing made on March 20, 2007. We are also delivering three courtesy copies of such marked proxy statement to Mr. John Zitko, together with the supplemental materials identified in this letter. Please note that, for the Staff’s convenience, we have recited each of the Staff’s comments and provided the Company’s response to each comment immediately thereafter.

General.

1.	We reissue comment one from our letter of March 5, 2007. Neither your response letter nor amended proxy addressed various aspects of the Staffs previous comment. Accordingly, we reissue in part:

We note the amended requirement for investors to provide their certificates to the transfer agent prior to the meeting and vote. Please explain the reason for requiring this before the meeting, when there is no guarantee that conversion will occur, and explain the basis for making this a requirement of conversion. Clarify the amount of time that will be provided between the mailing of the proxy and the date when the shares must be tendered for conversion rights. Please provide a detailed discussion of the risks to investors as a result of this change in the conversion terms.

Please advise or revise. If you feel you have already addressed these topics, please indicate the page(s) upon which such amended disclosure may be found. We may have further comment

We have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable. We supplementally confirm that the Company will not later add back the requirement to have shareholders tender their shares prior to the stockholder meeting to properly effectuate conversion.

2.	Provide clear disclosure as to the minimum amount of time that will be provided between the mailing of the proxy and the date when the shares must be tendered for conversion rights. Explain whether the minimum amount would be sufficient for an average investor to meet the steps required to exercise their conversion rights. Clarify why investors who attend the meeting are not able to tender their shares in person at the time of the meeting. We may have further comment.

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

3.	We reissue comment two from our letter of March 5, 2007. We note your response that the you do not believe that the additional terms are inconsistent and that you do not believe the procedures outlined in the amended proxy statement (but not disclosed in your IPO prospectus) cause any liabilities to the company or its stockholders.

However, as noted in the preceding comment, above, the Staff believes there appear to be many details relating to conversion and risks to investors that result from the newly-announced requirement to tender certificates prior to the meeting date.

As noted before, these additional steps to conversion and apparent resultant risks were not set forth in the Form S-1.

Please disclose how these additional steps to conversion are consistent with the disclosure set forth in the Form S-1. If you conclude that they are not, please disclose the potential consequences, including any liabilities, to the company and its stockholders.

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

4.	We reissue comment three from our letter of March 5, 2007. We note your response that you believe that there is only “a nominal cost associated with [the] conversion process.”

However, the basis for such assertion is not clear, as you state that a “transfer agent will typically charge the tendering broker $35 and it would be up to the broker whether or not to pass this cost on to the converting holder.” Moreover, you do not address the possibility that a broker would charge for additional services, and you do not address why a charge limited to $35 would be nominal in light of the $6 original issuance price of the Ithaka units.

Accordingly, we reissue. Please clarify your disclosure to reflect whether there is any cost associated with tendering the physical shares or other requirements to elect conversion. For example, is there a cost associated with converting shares held in street name into physical shares? Provide clear disclosure regarding the costs associated with tendering the physical shares and any other requirements, fees, or steps to elect conversion. Clarify how these fees are allocated to shareholders. Will they be charged per account or per share? Clarify the percent of shares issued in the IPO that are held in “street name.” We may have further comment.

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

5.	We note that these additional steps will make it more difficult for investors to elect conversion and are more likely to result in shareholders potentially not meeting all of the requirements for conversion. Provide clear disclosure throughout the proxy statement.

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

6.	Provide a more detailed discussion of the steps required for holders in “street name” to exercise their conversion rights. Discuss the minimum time frame that would be required for holders in “street name” to exercise their conversion rights.

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

7.	Clarify the procedures whereby shareholders may obtain physical or electronic stock certificates and the process for electronic delivery to Ithaka’s transfer agent

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

8.	Please contrast your procedures for conversion with the conversion process of the traditional SPACs. Clarify whether any fees would be charged in the traditional SPAC conversion election where the shares are tendered after the business combination. We may have further comment

As indicated in response to comment 1 above, we have revised the language in the Proxy Statement removing the requirement for stockholders to certificate their shares prior to the meeting. Accordingly, we no longer believe this question is applicable.

9.	We reissue comment four from our letter of March 5, 2007. We note your response that your disclosure has been revised, but the Staff could find no such changes on the pages noted with respect to several of the matters raised by the Staff’s previous comment. Accordingly we reissue in part.

We note the Form 8-K filed on December 6, 2006 includes a Revised Investor Presentation and indicates that the Investor Presentation will be distributed to the company’s stockholders as well as other persons interested in purchasing Ithaka securities. We note that the company addresses a leveraged sales model indicating projections for 2007 (covering hospitals, installed systems, catheters/system/month, total catheters and average price/catheter) and an investment highlight of $3 billion total addressable market worldwide based on intended future clearances and indications. It appears that this information maybe material to Ithaka’s stockholders. We also note that the noted information dos not appear in the proxy statement filed on March 20, 2007. Please advise us or revise to make the appropriate changes. We may have further comment.

On the date hereof the Company is filing a Form 8-K with a revised Investor Presentation which includes updated information regarding Alsius. We have provided a supplemental copy of the revised Investor Presentation, marked for the Staff’s convenience, to tie the figures to those in the Proxy Statement.

Management of the Company and Alsius also wish to advise that they believe the Proxy Statement provides a reasonable basis for the market size and all other projections discussed in the Proxy Statement. For example, in each place where market size estimates are given, it is explained that the market size is based on estimates of the incidence of disorders that are treatable with Alsius’s products. These estimates of incidence tie to the supplemental materials provided to the Staff previously for this Proxy Statement and Alsius’s S-1 registration statement for its initial public offering.

10.	In connection with the preceding comment, we note the following added disclosure on page 115: “Alsius is targeting future operating margins of 20% or more and future gross margins on its disposable catheters of 70% or more; however, its ability to achieve these results is subject to risks and uncertainties.”

The Commission encourages the use of projections, but there must be a reasonable basis for projections. Please disclose the reasonable basis that such results are achievable.

The projections are based on Alsius’s belief that such margins may reasonably be achieved though increased sales due to Alsius’s penetration of worldwide markets for its products, the successful implementation of current cost reduction initiatives and absorption of fixed and partially fixed costs through increased production levels. The basis for such projections has been inserted on page 114 of the Proxy Statement.

11.	We reissue comment five from our letter of March 5, 2007. We note your response and the additional disclosure on page 64, particularly the following statement:

“The evaluation method used by the board, which is commonly used in the investing community, recognizes that the current value of a business is equal to the net present value of the long-term projected profit stream less the net present value of any incremental capital investment required to achieve such profit stream. In making this assessment, the board thus excluded the value of the capital that was expected to be provided by Ithaka to Alsius after the merger.”

However, the Staff notes that the disclosure added appears to only reinforce our prior comment, since you now disclose that the valuation of Alsius was based upon a valuation of “the net present value of the long-term projected profit stream” which itself is dependent upon “capital investment required to achieve such profit stream.” As a result, the valuation depends upon the consummation of the merger and availability of Ithaka funding.

Accordingly, we reissue. Please disclose how such an assumption is consistent with the disclosure in Ithaka’s IPO prospectus, which indicated that the company acquired would have a value of at least 80% of net assets, not that the value of the assets would have a value of at least 80% if the transaction is consummated. To the extent that it is inconsistent, please disclose the potential consequences, including any liabilities, to the company and its stockholders. We may have further comment.

As discussed with the Staff, the Company believes that the discounted cash flow analysis it performed to determine that Alsius’s assets were equal to at least 80% of the Company’s assets was proper in that it excluded the value of the capital that was expected to be provided by the Company to Alsius after the merger. Notwithstanding the foregoing, the Company also relied upon the opinion from Capitalink that the 80% requirement had been met. Capitalink utilized several analyses in determining that the acquisition met the 80% requirement. Although one of such methods was similar to the analysis performed by the Company’s board of directors, in that it included, and then subsequently excluded, the capital that was expected to be provided by the Company to Alsius after the merger, the remaining methods did not. All of the methods used by Capitalink resulted in the satisfaction of the 80% test. As a result, the Company’s board of directors believes that it is entirely proper to rely on the opinion of Capitalink in determining that the 80% requirement has been met in this transaction. We have revised the disclosure on page 63 of the Proxy Statement to reflect the foregoing.

12.	We reissue comment eight from our letter of March 5, 2007. We note your response that “the requested information has been added” to the proxy statement, but the Staff could not find the disclosure specifically requested.

Accordingly, we reissue. Please disclose the manner by which Mr. Brooke became aware of the MPM investments, including the date and name(s) of the parties from whom he was first made aware.

As a venture partner of MPM Capital, Mr. Brooke routinely received mailings from MPM Capital relating to its investments. It is possible that such mailings contained information on Alsius. However, the first time that Mr. Brooke became aware of the extent of MPM Capital’s investment in Alsius was as a result of the introductory call that took place on July 5, 2006. At the time of that call, Mr. Brooke had no recollection of ever having heard of, or seen any materials relating to, Alsius. We have revised the disclosure in the Proxy Statement to reflect the foregoing in the section entitled Background of the Merger beginning on page 48.

13.	In connection with the preceding comment, we note the following disclosure added to page 51 of your proxy statement:

“Mr. Wheeler and Dr. Greene were aware that Mr. Brooke was an MPM Venture Partner and were aware of Mr. Brooke’s interests in the MPM funds that invested in Alsius. However, prior to the initiation of Ithaka’s discussions with Alsius and its financial advisor, neither Mr. Wheeler nor Dr. Greene discussed with Mr. Brooke the MPM funds’ investments in Alsius or the business of Alsius.”

Please disclose with specificity the circumstances under which Mr. Wheeler and Dr. Green each became aware of the proposed business activities of Ithaka.

Mr. Wheeler first heard about the Company in June-July 2005 from Rob Liptak, the Chief Financial Officer of MPM Bioequities, a MPM related company that invested in the Company’s initial public offering (but which is not an investor in Alsius). Dr. Greene first learned about the Company in October-November 2005 from a press publication. However, neither Mr. Wheeler nor Dr. Greene had any discussions or dealings with the Company until they began to assess the transaction between Alsius and the Company in July 2006 in their capacity as Alsius board members. We have revised the disclosure in the Proxy Statement to reflect the foregoing in the section entitled Background of the Merger beginning on page 48.

14.	In connection with the preceding two comments, please clarify your disclosure to specifically identify the occurrence of all contacts Mr. Brooke had with any person related to MPM Capital and its related entities with respect to the proposed business activities of Ithaka.

Mr. Brooke first mentioned the Company’s proposed activities to Ashley Dombkowski, a member of MPM Capital, in mid-October 2005. Ms. Dombkowski thereafter referred several potential targets (other than Alsius) from the MPM Capital portfolio to the Company in late October 2005. However, the Company did not pursue any of those opportunities in any way. Additionally, MPM Bioequities invested in the Company’s initial public offering (but is not an investor in Alsius). Accordingly, Mr. Brooke would have spoken with the portfolio manager of MPM Bioequities, Kurt von Emster, about the Company’s proposed activities during the roadshow for the Company’s initial public offering. Mr. Brooke had no further discussions related to the Company with Mr. von Emster until after the announcement of the proposed merger with Alsius. Mr. Brooke had no other discussions regarding the Company’s proposed activities with members of, or individuals affiliated with, MPM Capital. We have revised the disclosure in the Proxy Statement to reflect the foregoing in the section entitled Background of the Merger beginning on page 48.

15.	We reissue comment 15 from our letter of March 5, 2007. We note your response centered on Mr. Brooke’s role in the deliberative process and Mr. Brooke’s financial interest in Alsius, but our comment was not only addressed to Mr. Brooke’s role, but those of Mr. Wheeler and Dr. Greene as well, who we note are both general partners of MPM Capital and sit as MPM representatives on Alsius’ board. In light of Mr. Brooke’s status as director of Ithaka and a venture partner of MPM Capital at the time, we reissue.

Please clarify the basis for use of the term “arms-length” in your preliminary proxy.

As discussed with the Staff, we have removed the references to “arms-length” throughout the Proxy Statement.

16.	We note the distinction made between general and venture partners of MPM Capital Please disclose the differences between such roles.

The Venture Partner role that Mr. Brooke held was an intermittent consulting relationship with MPM Capital with respect to developments and companies in the pharmaceuticals business sector. It was not an employment or decision-making relationship which gave rise to any fiduciary duty to MPM Capital or its investors. The title of “Venture Partner,” which is common throughout the venture capital investment community, denotes a consulting arrangement with little or no partnership decision making power. In contrast, a General Partner of MPM Capital is a full-time senior professional employee involved in daily investment evaluation, decision-making and monitoring, as well as governance of the firm. We have revised the disclosure in the Proxy Statement to reflect the foregoing in the section entitled Background of the Merger beginning on page 48.

17.	Supplementally, advise us whether any of the funds advanced to Ithaka for offering expenses or the funds used to effect the open market warrant purchases by your directors came from MPM Capital or any of its related entities, directly or indirectly.

The Company hereby advises the Staff that neither the funds advanced to the Company for offering expenses nor the funds used to effect the open market warrant purchases by the Company’s directors came from MPM Capital or any of its related entities, either directly or indirectly.

Summary, page 1

18.	We reissue comment 21 from our letter of March 5, 2007, which was a reissuance of comment 21 from our letter of December 15, 2006. We note your response that additional disclosure has been added to the proxy statement but not all individuals were specifically identified. Accordingly, we reissue and expand.

In connection with the preceding comment, please affirmatively clarify the individuals/entities that would be considered for such payments, especially with respect to “consultants.” Clarify the categor(ies) (“management, employees, non-employee directors, or consultants”) in which each recipient is considered to be.

As discussed with the Staff, we have clarified that it is the belief of both the Company and Alsius that the consultants and all other categories of people receiving bonuses have provided valuable technical or other services to building the Alsius business. None of the people receiving a bonus is receiving it as a brokerage or similar fee in connection with this transaction. We have revised the disclosure throughout the Proxy Statement to reflect the foregoing. (See, e.g., pages 1, 14, 47, 75)

Ithaka Inside Stockholders, page 12

19.

We note your response to comments 24 and 25. We also note that the company filed a Form 8-K on April 5, 2007 that stated “On April 5, 2007, Ithaka Acquisition Corp. (“Ithaka”) announced that Paul Brooke, Ithaka’s Chairman of the Board and Chief Executive Officer, and Eric Hecht, Ithaka’s President and Chief Financial Officer, have entered into a written plan to purchase an aggregate of 200,000 shares of common stock of Ithaka pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934-” Please advise us whether Paul Brooke or Eric Hecht became aware prior to or on April 5, 2007 of any communications with respect to any stockholder’s intention to vote against the proposed transaction with Alsius. Also advise us whether either Paul Brooke or Erick Hecht were aware of any material nonpublic information regarding Ithaka prior to entering into the written plan to purchase 200,000 shares of common stock on April 5, 2007.

Messrs. Brooke and Hecht have advised us that neither of them (i) became aware prior to or on April 5, 2007 of any communications with respect to any stockholder’s intention to vote against the proposed transaction with Alsius and (ii) was aware of any material nonpublic information regarding the Company prior to entering into the written plan to purchase 200,000 shares of common stock on April 5, 2007.

Alsius Bonuses, page 14

20.	We note your response to comment 20. We also note your disclosure indicates that the boards believe that the bonuses structure is important to retain and incentivize management. Please revise to address why the bonuses are being paid to the consultants to Alsius.

We refer the Staff to our response to comment 18 above which states that the individuals are receiving the bonuses for providing valuable technical or other services to building the Alsius business. We have additionally clarified the nature of the services the consultants provided, which includes services related to intellectual property and patent prosecution, research and development, clinical trials, and FDA regulatory matters. (See, e.g., pages 1, 14, 47, 75)

21.	We reviewed your response to our prior comment 28. Your response did not address our comment in its entirety, thus the comment will be partially reissued. Please revise your filing here and on pages 48 and 76 to clarify that only $1.2 million of the $3 million bonus is earned at the date of the transaction. Also, revise to disclose any recourse held by the company for the $1.8 million in advance bonus payments (e.g. bonus paid upon closing, but employee does not fulfill service required through December 31, 2007).

As discussed with the Staff, the Company and Alsius have decided to eliminate the requirement that Alsius’s management must agree to stay at Alsius until December 31, 2007 as a condition to receiving the bonus payment. This decision was due in large part to the fact that the transaction is anticipated to close in the middle of the year and the length of service through year-end is less meaningful than when the parties thought the transaction would close at the beginning of 2007. The disclosure in the Proxy Statement has been revised to make clear that the initial payment to management is solely for past services. (See, e.g., pages 1, 14, 47 and 75)

Fairness Opinion, page 14

22.	We reissue comment 29 from our letter of March 5, 2007. We note your response that “Capitalink does not view its consent to the fairness opinion being included with the proxy statement as intent to allow shareholders to rely on it directly and that it views the laws of Florida, which it asserts governs its engagement letter with Ithaka, to be controlling.

The Staffs comment addresses the disclosure requirements under the Federal Securities laws. Accordingly, we reissue.

We note the statements in this section regarding the limitations set forth in the fairness opinion that the fairness opinion is addressed only to the board of directors. Because it is inconsistent with the disclosures relating to the opinion, the limitations in the fairness opinion should be deleted. We note in your response that Capitalink has consented to the fairness opinion being included with the proxy statement and therefore shareholders should be able to rely upon such opinion. We may have further comment.

We have revised the disclosure on page 15 in the Proxy Statement to remove the reliance limitations as requested.

Escrow Agreement, page 15

23.	We reissue comment 30 from our March 5, 2007 letter. The Staff’s comment was not limited to Mr. Brooke’s personal financial interest represented by his share of the MPM Capital funds. As a partner of MPM Capital at the time, it would appear that he owed fiduciary duties to MPM Capital as well as Ithaka and MPM Capital is to receive approximately 33.3% of the initial shares and 34.4% of the milestone shares to be issued by Ithaka.

Accordingly, we reissue. In this section, please provide a detailed discussion of the conflicts inherent in appointing Messrs. Brooke and Hecht to determine whether to assert an indemnification claim against Alsius and the escrow shares.

The Company has determined to remove Mr. Brooke as one of the individuals to determine whether to assert an indemnification claim against Alsius and the escrow shares. We have revised the disclosure in the Proxy Statement on pages 15 and 83 to reflect the foregoing. Accordingly, we respectfully believe that this comment is no longer applicable.

24.	We reissue comment 31 from our March 5, 2007 letter. The Staff’s comment was not limited to Mr. Brooke’s personal financial interest represented by his share of the MPM Capital funds. As a partner of MPM Capital at the time, it would appear that he owed fiduciary duties to MPM Capital as well as Ithaka and MPM Capital is to receive approximately 33.3% of the initial shares and 34.4% of the milestone shares to be issued by Ithaka.

Accordingly, we reissue. In this section, please provide a detailed discussion of the conflicts inherent in your determination to set aside only 10% of the consideration shares as the sole remedy for the obligation of the security holders of Alsius to indemnify and hold harmless Ithaka for any damages, whether as a result of any third party claim or otherwise.

As indicated above in response to comment 16, as Venture Partner, Mr. Brooke was not in an employment or decision-making relationship which gave rise to any fiduciary duty to MPM Capital or its investors. Accordingly, we respectfully believe that there was no conflict inherent in the determination to set aside 10% of the consideration shares. We also believe, as do management and the boards of directors of the Company and Alsius, that 10% is a typical amount to be set aside for escrows of this nature, and the amount has been clearly disclosed for investors. Accordingly, we have not revised the disclosure in the Proxy Statement in response to this comment.

25.	We note your statement that Messrs. Brooke and Hecht would be liable for approximately $350,000 if they have to pay the debts and obligations. We also note you indicate that as of March 8, 2007 you had accounts payable and accrued expenses of $639,859 and negative working capital of $(550,027). Please confirm the amount of the estimated liability if Brooke and Hecht personally pay the debts and obligations to vendors and other entities that are owed money.

We confirm that the estimated amount of liability is approximately $350,000. This represents the amounts owed to vendors and other entities that have not executed trust waiver agreements.

Risk Factors, page 27

26.	We note your response to comment 36 from our letter of March 5, 2007, especially the added disclosure that Alsius conducts no formal studies and has no way of precisely determining how much of its products are used for off-label applications.

Our prior comment centered on revenues, not use, as your initial disclosure described revenues from such off label use as “significant.”

Please clarify in this section how you may describe the revenues earned from such off-label use as “significant” when you also disclose that you have “no way of ascertaining such revenues.”

Additionally however, and in light of your revised disclosure to include use, please clarify whether Alsius has ever conducted, commissioned, or sponsored any analysis of such off label use, whether formal or not, and clarify whether any estimates have ever been prepared, by Alsius or any other party, whether precise or not, with respect to both use and revenues.

We have revised the disclosure in the third risk factor on page 27 of the Proxy Statement to state that Alsius has never conducted, commissioned or sponsored any analysis of off-label use, whether formal or informal, and does not know the magnitude of this use or associated revenues. The disclosure has further been clarified to state that Alsius has recently begun to ask certain hospitals in the United States what their interest in Alsius’s products is. Some hospitals have responded that they are interested in purchasing the products to treat cardiac arrest victims in addition to the on label indications. Such responses have alerted Alsius of an interest in off-label use, but Alsius is not able to track how a product is actually used once it is purchased. The risk factor disclosure on page 27 has been revised accordingly.

27.	We note that Alsius’s contract with Euromed will terminate in May 2007 and that Alsius will enter into a new contract with Euromed that will cover Austria but not Germany. Please revise to indicate Euromed’s sales volume to Germany as a percentage of Alsius’s revenue for 2006.

In May 2007, Alsius entered into a new contract with Elan for Germany which was Euromed’s subdistributor of the Company’s products in Germany. However, Alsius is still in the process of negotiating a contract with Euromed for Austria. There is no assurance that Alsius will be successful in completing a contract with Euromed for sales in Austria. Because of the possibility that Alsius’s contract with Euromed will not be completed, Alsius may experience a reduction in revenue due a loss of its Austrian sales. Thus, the disclosure in the Proxy Statement has been revised on page 29 to show Euromed’s sales volume to Austria as a percentage of Alsius’s revenue for 2006.

28.	We reviewed your response to our prior comment 37. Your response did not address the risk identified in our comment, thus the comment will be reissued. Please revise to provide a risk factor to address the fact that the warrant holders may not be able to exercise the warrants during the 30-day period (i.e. notice period) prior to the redemption date as a prospectus may not be current and the warrants may not be exercisable during that period.

We have revised the disclosure on pages 106 and 154 the Proxy Statement to indicate that the Company will not call the warrants for redemption unless there has been an effective registration statement in place for the entire 30-day period prior to the date that the Company may redeem the warrants. Accordingly, we respectfully believe that the above-referenced risk factor is not necessary.

Background of the Merger, pane 49

29.	We note your statement that “at around this time, Mr. Brooke and Mr. Wheeler had a phone conversation during which they discussed the potential structure of an acquisition transaction...” Please revise to indicate when Mr. Brooke and Mr. Wheeler had the phone conversation.

We have revised the disclosure in the Proxy Statement on page 51 to indicate that the phone conversation took place on July 21, 2006.

Comparable Company Analysis, page 69

30.	We reissue comment 49 from our letter of March 5, 2007. We note your added disclosure that “Capitalink noted that none of the comparable companies discusses the off-label use of its products in its most recent filings.” Please clarify at this point that Alsius considers revenues generated from off-label sales to be “significant,” as you do elsewhere in your proxy statement.

Additionally, please disclose whether Capitalink considered whether such potential liabilities should be reflected in its determination that the set of companies compared was appropriate, especially in light of Alsius’ view that “significant” revenues were generated by off-label use.

As addressed in response to comment 26 and in the Proxy Statement, Alsius considers there is a risk that off-label use may be significant, not that it is necessarily significant. Capitalink considered primarily market potential from approved, on-label uses. We have revised the disclosure in the Proxy Statement on page 69 accordingly.

31.	We reissue comment 50 from our letter of March 5, 2007. We note your response that you have revised the disclosure regarding to this comment in connection with the revisions made regarding comment 49, however the Staff could locate no changed disclosure that addressed comment 50 on page 70 as your response indicates. Please advise.

Accordingly, we reissue,

We note the disclosure on page 70 that all of the comparable companies are larger than Alsius in terms of revenue. Disclose how management determined that comparisons with such companies would be relevant in light of Alsius’ revenues being, at best, 2.3 times less than the smallest of the comparables and, at worst, 113.8 times smaller than the largest of the noted comparables.

As discussed with the Staff, we have revised the disclosure in the Proxy Statement to include a risk factor on page 40 in the “Risk Factors” section regarding the fairness opinion of Capitalink, indicating that the Company’s stockholders should not place undue reliance on such opinion as a result of the comparable companies utilized by Capitalink. We have further revised the disclosure in the Proxy Statement to indicate that Capitalink believes that the comparable companies it utilized were the most appropriate companies it could utilize based on Alsius’s circumstances and position.

Material Federal Income Tax Consequences of the Merger, page 72

32.	We note your statement that “this discussion is intended to provide only a general summary of the material United States federal income tax consequences of the merger....” (Emphasis added.) Please revise to delete the term “general” from the description of the tax consequences.

We have revised the disclosure in the Proxy Statement as requested on page 72.

Alsius Bonuses, page 76

33.	We note on page 77, Renee Kerr, Former Vice President of Finance, is included in the bonus pool. Please revise the disclosure to address her current status (e.g. employee, consultant, etc.).

As discussed with the Staff, Ms. Kerr is no longer an employee of Alsius. Her payment is in recognition of over 5 years of prior service. The disclosure on page 76 has been clarified accordingly.

Alsius Management’s Discussion and Analysis of Financial Condition and Results of Operations Results of Operations, page 129

34.	We reviewed your response to our prior comment 52. Your revised disclosure did not address our comment in its entirety, thus the comment will be partially reissued. In order to further an investor’s understanding of your cost of revenues, please revise to disclose the percentage of cost of revenue attributed to fixed and partially fixed costs in your discussion of variances between the years ended December 31, 2005 and 2004.

The disclosure in the Proxy Statement on page 132 has been revised to explain the percentage of revenue attributable to fixed and partially fixed costs.

Alsius Financial Statements

Notes to Financial Statements Note

17 — Subsequent Events, F-27

35.	For each outcome presented, please revise to disclose the fair value of the warrants to be issued to Merrill Lynch Capital, including the methodology used and related assumptions, and their impact on your financial statements. Please revise Alsius’ MD&A on page 131 accordingly.

Alsius has revised its subsequent event footnote to disclose that the warrant will be recorded as a liability, and treated as a discount to the term note at issuance on February 22, 2007. The amount of the warrant liability on February 22, 2007 and the significant assumptions used to determine its fair value have also been disclosed. Alsius has also updated its “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In addition, we have provided a detailed discussion of the accounting below in response to the Staff’s comment.

Summary of Warrant and Outcomes

In connection with the Merrill Lynch Capital (“MLC”) term note agreement, two separate warrant agreements and a consent agreement were entered into. One warrant agreement was issued on February 22, 2007 between MLC and Alsius. This warrant agreement has a term of ten years from its issuance date and is contingently exercisable into Series F Preferred Stock or a new series of preferred stock. The warrant becomes exercisable on or after August 24, 2007 if the reverse merger transaction in which Alsius will become a public company is not consummated by August 23, 2007. If the merger with Ithaka does not occur by August 23, 2007, the monies held in trust by Ithaka will be distributed to its shareholders and Ithaka will be liquidated.

The second warrant agreement is the subject of the consent agreement, also dated February 22, 2007 among MLC, Alsius and Ithaka. Under the consent agreement, if the reverse merger occurs, the public entity, Alsius Corporation, (formerly Ithaka Acquisition Corporation) will issue a warrant to MLC enabling it to acquire common stock of the public entity. The issuance date of this warrant will be the date that the reverse merger is consummated and thus the latest date for issuance of this warrant is August 23, 2007. This warrant will be exercisable for 10 years from its issuance date, thus its expiration date will be beyond the February 22, 2017 expiration date of the warrants discussed in the previous paragraph. While the first warrant above is contingently exercisable, this second warrant is contingently issuable (issuable only if the merger transaction occurs by August 23, 2007).

Notwithstanding that the second warrant is contingently issuable, Alsius concluded the warrant rights issued by Alsius to MLC at February 22, 2007 could be summarized as follows because the merger is a reverse merger of Alsius with an existing public shell:

•	· If Alsius does not become public by August 23, 2007, the warrants are preferred stock warrants in a private company.

•	· If Alsius becomes public by August 23, 2007, the warrants are common stock warrants in a public company.

Companies that are considering an initial public offering (“IPO”) often have warrant terms similar to the above. In some cases, preferred stock automatically converts upon an IPO and thereafter the preferred stock warrants may be only exercised for common stock. Because a reverse acquisition with a public shell is effectively the same as an IPO, Alsius believes that the accounting for the warrants should be similar in both scenarios. That is, while the second warrants are not legally issued until the reverse merger with Ithaka is consummated, Alsius believes they should be considered issued for accounting purposes as of February 22, 2007, the same as if the Company was pursuing a traditional IPO where upon effectiveness of the IPO the warrant would be a common stock warrant.

Because one of the warrant outcomes is for preferred stock (Series F) that is classified as mezzanine equity, the warrants must be classified as a liability under paragraph 11 of FAS 150. If the reverse merger is consummated by August 23, 2007, the warrant liability classification will be revisited to determine if the resultant common stock warrant meets the requirements for equity classification under EITF 00-19.

In valuing the warrants on February 22, 2007, Alsius considered each of the three outcomes:

Outcome No. 1: Warrants to acquire Series F preferred stock

Outcome No. 2: Warrants to acquire a new preferred series

Outcome No. 3: Warrants to acquire common stock

Provided that the contemplated merger between Alsius and Ithaka is completed by August 23, 2007, Ithaka will issue to MLC on the merger consummation date, a warrant exercisable into 43,716 shares of common stock of the public entity, Alsius Corporation, (formerly Ithaka Acquisition Corporation) at an exercise price of $5.49.

If the contemplated merger between Alsius and Ithaka is not completed by August 23, 2007, the warrant issued by Alsius on February 22, 2007 will be exercisable into 80,000 shares of Series F preferred stock of Alsius at an exercise price of $3.00 per share, unless the Company issues a new series of preferred stock prior to August 24, 2007, in which case the warrant will be exercisable into the new series of preferred stock.

Alsius considered Outcome No. 2, the issuance of a new series of preferred stock, and concluded that its outcome has a zero value. This is based on management’s intent not to issue a new series of preferred stock prior to August 24, 2007, an action that is within the control of Alsius.

Methodology

As of the February 22, 2007, the date the warrant was issued for accounting purposes, Alsius estimated the fair value of the remaining warrant outcomes using the Black-Scholes option pricing model.

Assumptions

The assumptions used in the Black-Scholes option pricing model and resultant values at February 22, 2007 by outcome is set forth in the table below.

	Outcome No. 1: Warrants to acquire Series F preferred stock	Outcome No. 3: Warrants to acquire common stock
Dividend Yield	0% on Series F preferred stock Alsius has never declared or paid a dividend on the Series F preferred stock, which was first issued in 2004, and does not expect to do so in the future	0% on common stock

Risk Free Interest Rate	4.67%	4.68%

Term	10 years from issuance or until February 22, 2017	10 years from issuance or a maximum term of 10.5 years (from February 22, 2007 until August 23, 2017, if the merger occurs on the last possible date, August 23, 2007)

Expected Volatility	60%	60%

Estimated fair value of outcome	$130,000	$210,000

The risk free interest rate was based on the contractual term of the warrants.

The estimated volatility was based on Alsius’s peer companies for both outcomes. The Series F Preferred Stock is convertible into common stock on a one-for-one basis; accordingly, it was considered appropriate to use the volatility of the underlying common equity into which the Series F ultimately will be convertible into. The same volatility was used in Outcome No. 3 because the warrant will be exercisable into common stock of an entity that effectively is Alsius as a public entity. In determining the appropriate volatility percentage to use, Alsius considered that the estimated fair value of the warrant under each outcome was not very sensitive to changes in expected volatility primarily due to the length of the contractual term of the warrant.

Alsius assigned a probability to each outcome and concluded that the warrant’s estimated value was $206,000. Given the relatively narrow range in values for the outcomes, Alsius acknowledged that the value assigned to the warrant would not be materially impacted by changes in the probabilities assigned to the outcomes.

Impact to Financial Statements

The resultant estimated fair value of $206,000 at the February 22, 2007 issue date will be recorded as a warrant liability with subsequent decreases or increases in fair value at each reporting date recorded as other income (expense).

The estimated fair value of the warrants will be recorded as a liability, resulting in the term note issued at a discount. The discount will be amortized to interest expense using the effective interest method over the term of the term note.

Annex E — Capitalink Fairness Opinion

36.	We note the statement made in the fairness opinion that “we do not express any opinion as to the underlying valuation ... of Ithaka or Alsius ....” We also note a similar statement in the Fairness Opinion section in the proxy statement. We do not understand how Capitalink can opine that the aggregate consideration is fair from a financial point of view and that the fair market value of Alsius is at least equal to 80% of the net assets of Ithaka given the statement that no opinion is expressed as to the valuation of Alsius. Revise the fairness opinion as appropriate. We may have further comment.

As Capitalink was specifically engaged to analyze the value of Alsius’s assets, the prior disclosure was incorrectly worded. Accordingly, we have revised the disclosure on page 65 to indicate that

Capitalink does not express any opinion as to the future performance of the Company or Alsius, or the price at which the Company’s or Alsius’s securities might trade at any time in the future. The incorrect language has also been eliminated from the opinion included as Annex E.

37.	Please revise the last paragraph of the fairness opinion to clarify that Capitalink has consented to the use of the opinion in the proxy statement.

Capitalink has revised the opinion attached as Annex E as requested.

We would greatly appreciate it if the Staff would respond to this filing with its clearance or additional comments as soon as possible so that Ithaka can commence printing the Proxy Statement on or before May 11, 2007.

If you have any questions, please do not hesitate to contact me at the above telephone and facsimile numbers.

Sincerely,

/s/ Noah Scooler
Noah Scooler